STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                       AND

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                November 14, 1997

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE THE COMPANY AT: 1-888-262-8131, 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS ARE DATED NOVEMBER 14, 1997.


                                TABLE OF CONTENTS

                                                                    PAGE

COMPANY   ........................................................... 1

EXPERTS   ........................................................... 1

LEGAL OPINIONS ...................................................... 1

DISTRIBUTOR ......................................................... 1

CALCULATION OF PERFORMANCE DATA ..................................... 1

TAX STATUS .......................................................... 5

ANNUITY PROVISIONS ..................................................10

MORTALITY AND EXPENSE GUARANTEE .....................................11

FINANCIAL STATEMENTS ................................................11



                                     COMPANY

Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri, 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

                                     EXPERTS

The consolidated financial statements of Business Men's Assurance Company of America at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64106, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts.

                                   DISTRIBUTOR

Jones & Babson, Inc., acts as the distributor. The offering is on a continuous basis.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.40% coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                          n
                                P ( 1 + T) = ERV

Where:

     P =      a hypothetical initial payment of $1,000
     T =      average annual total return
     n =      number of years
   ERV =      ending  redeemable  value at the end of the time  periods used
              (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an Owner's total return may be in any future period.

YIELD

THE MONEY MARKET PORTFOLIO. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a particular period of time (generally seven days). The return is determined by dividing the net change (exclusive of any capital changes) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

OTHER PORTFOLIOS. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                          6
              Yield  =  2  [[(a-b)  +  1]    -  1]
                             -----
                              cd

Where:

     a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

     b =  expenses accrued for the period (net of reimbursements).

     c = the average daily number of accumulation units outstanding during the period.

     d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                                   TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions. The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as theContract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; or (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                               ANNUITY PROVISIONS

FIXED ANNUITY

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

ANNUITY UNIT VALUE

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount.

On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second: The value of an Annuity Unit for a business day is equal to:

     a. the value of the Annuity Unit for the immediately preceding business day;

     b.   multiplied by the Net Investment Factor for current business day;

     c. divided by the Assumed Net Investment Factor (see below) for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

BMA may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The audited consolidated financial statements of the Company as of December 31, 1996 included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.





                       CONSOLIDATED FINANCIAL STATEMENTS

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                  (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                     YEARS ENDED DECEMBER 31, 1996 AND 1995
                       WITH REPORT OF INDEPENDENT AUDITORS







                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)



                        Consolidated Financial Statements





                     Years ended December 31, 1996 and 1995






                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Consolidated Financial Statements


Consolidated Balance Sheets....................................................2
Consolidated Statements of Operations..........................................4
Consolidated Statements of Stockholder's Equity................................5
Consolidated Statements of Cash Flows..........................................6
Notes to Consolidated Financial Statements.....................................8


                         Report of Independent Auditors

The Board of Directors
Business Men's Assurance Company of America

We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 1994, the Company changed its method of accounting for investments.



                                                               Ernst & Young LLP

Kansas City, Missouri
February 7, 1997


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                           Consolidated Balance Sheets

                                                                                   DECEMBER 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (In Thousands)
ASSETS

Investments (Notes 1 and 3): Securities available-for-sale, at fair value:

Fixed maturities (amortized cost - $1,286,888 in 1996
  and $1,107,356 in 1995)                                                    $1,288,934       $1,141,017
Equity securities (cost - $28,644 in 1996 and $21,501 in
  1995)                                                                          32,350           22,789
   Mortgage loans on real estate, net of allowance for losses
     of $6,879 in 1996 and $6,082 in 1995                                       704,356          519,172
   Real estate (Note 1)                                                           5,498            5,412
   Policy loans                                                                  65,225           65,262
   Short-term investments                                                        39,991           76,263
   Other                                                                          3,830            4,315
                                                                              ----------       ---------
Total investments                                                             2,140,184        1,834,230



Accrued investment income                                                        18,539           17,147
Premium and other receivables                                                    11,817           14,344
Current income taxes recoverable (Note 7)                                             -            1,173
Deferred policy acquisition costs                                               131,025          112,148
Property, equipment and software (Note 6)                                        18,890           22,496
Reinsurance recoverables:
   Paid benefits                                                                  3,948            4,776
   Benefits and claim reserves ceded                                             58,177           50,243
Receivable from affiliate (Note 10)                                                   -            6,368
Other assets (Note 1)                                                            16,923           20,790
                                                                              ----------      ----------
Total assets                                                                 $2,399,503       $2,083,715
                                                                             ===========      ==========



                                                                                   DECEMBER 31
                                                                             1996              1995
                                                                       ------------------------------------
                                                                                 (In Thousands)

LIABILITIES AND STOCKHOLDER'S EQUITY:
Future policy benefits:
   Life and annuity (Note 10)                                                $1,192,497       $1,056,831
   Health                                                                        75,914           65,835
Contract account balances                                                       636,656          494,091
Policy and contract claims                                                       58,617           48,010
Unearned revenues                                                                13,813           13,658
Other policyholder funds                                                         15,429           15,948
Outstanding checks in excess of bank balances                                     4,673            3,868
Current income taxes payable (Note 7)                                             4,345                -
Deferred income taxes (Note 7)                                                   14,912           17,016
Payable to affiliate (Note 10)                                                      972                -
Other liabilities                                                                44,808           49,480
                                                                              ---------        ---------
Total liabilities                                                             2,062,636        1,764,737

Commitments and contingencies (Note 5)

Stockholder's equity (Notes 2 and 11):
   Preferred stock of $1 par value; authorized 3,000,000
     shares, none issued and outstanding                                              -                -
   Common stock of $1 par value; authorized 24,000,000
     shares, 12,000,000 shares issued and outstanding
                                                                                 12,000           12,000
   Paid-in capital                                                               40,106           25,106
   Net unrealized gains (losses) on securities                                    3,686           15,297
   Retained earnings                                                            281,075          266,575
                                                                              ---------         --------
Total stockholder's equity                                                      336,867          318,978
                                                                              ----------        --------
Total liabilities and stockholder's equity                                   $2,399,503       $2,083,715
                                                                             ===========      ==========

See accompanying notes.


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                      Consolidated Statements of Operations

                                                                       YEAR ENDED DECEMBER 31
                                                              1996             1995              1994
                                                        -----------------------------------------------------
                                                                           (In Thousands)
Revenues:
   Premiums:
     Life and annuity                                         $142,461          $130,360         $116,976
     Health                                                     60,491            47,294           40,898
   Other insurance considerations                               38,780            37,183           36,162
   Net investment income (Note 3)                              145,629           124,605          102,094
   Realized gains, net (Note 3)                                  5,906             4,290            1,319
   Other income                                                 26,802            23,394           19,083
                                                                ------            ------           ------

Total revenues                                                 420,069           367,126          316,532

Benefits and expenses:

   Life and annuity benefits                                   122,915           111,734          107,589
   Health benefits                                              42,224            40,132           23,774
   Increase in policy liabilities including
     interest credited to account balances                      94,530            65,017           56,047
   Real estate expense, net                                        551               649              746
   Commissions                                                  55,180            54,176           31,049
   Increase in deferred policy acquisition costs                (5,459)          (16,366)          (6,477)
   Taxes, licenses and fees                                      5,229             5,251            4,196
   Other operating costs and expenses                           76,647            82,604           79,050
                                                                ------            ------           ------

Total benefits and expenses                                    391,817           343,197          295,974
                                                               -------           -------          -------

Earnings from continuing operations, before
   income tax expense                                           28,252            23,929           20,558
Income tax expense (Note 7)                                     10,168             8,503            7,374
                                                                ------             -----            -----

Earnings from continuing operations                             18,084            15,426           13,184
Discontinued operations (Note 12):
   Earnings from discontinued operations, net of
     income tax expense of $2,058 in 1994                            -                 -            3,822
   Gain on sale of discontinued operations, net of
     income tax expense of $735 in 1996, $3,352 in
     1995 and $2,437 in 1994                                     1,416             6,355            4,526
                                                                 -----             -----            -----

Earnings from discontinued operations                            1,416             6,355            8,348
                                                                 -----             -----            -----

Net earnings                                                 $  19,500         $  21,781        $  21,532
                                                             =========         =========        =========

See accompanying notes.


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                 Consolidated Statements of Stockholder's Equity

                                                                     YEAR ENDED DECEMBER 31
                                                            1996             1995              1994
                                                      -----------------------------------------------------
                                                                         (In Thousands)
Common stock:

   Balance at beginning and end of year                     $  12,000        $  12,000        $  12,000

Paid-in capital:

   Balance at beginning of year                                25,106           25,106           25,106
      Additional paid-in capital                               15,000                -                -
                                                               ------           ------           ------

   Balance at end of year                                      40,106           25,106           25,106

Net unrealized gains (losses) on securities:

   Balance at beginning of year                                15,297          (28,865)             596
     Cumulative effect of change in
       accounting principle (Note 1)                                -                -           20,469
     Change in net unrealized gains (losses)                  (11,611)          44,162          (49,930)
                                                              -------           ------          -------

   Balance at end of year                                       3,686           15,297          (28,865)

Retained earnings:

   Balance at beginning of year                               266,575          252,794          239,262
     Net earnings                                              19,500           21,781           21,532
     Dividends declared (Note 2)                               (5,000)          (8,000)          (8,000)
                              -                                ------           ------           ------

   Balance at end of year                                     281,075          266,575          252,794
                                                              -------          -------          -------

Total stockholder's equity                                   $336,867         $318,978         $261,035
                                                             ========         ========         ========


See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                      Consolidated Statements of Cash Flows

                                                                           YEAR ENDED DECEMBER 31
                                                                       1996         1995         1994

                                                                  -----------------------------------------
                                                                               (In Thousands)
OPERATING ACTIVITIES
Net earnings                                                        $  19,500     $  21,781    $  21,532
Adjustments to reconcile net earnings to net cash
   provided by operating activities:
     Deferred income tax (benefit)                                      4,146         7,025         (875)
     Realized gains, net                                               (5,906)       (4,290)      (1,319)
     Gain on disposal of discontinued segment                          (2,151)       (7,417)      (6,963)
     Premium amortization (discount accretion), net                    (1,246)       (1,090)         787
     Policy loans lapsed in lieu of surrender benefits                  2,996         3,201        4,063
     Depreciation                                                       4,153         4,817        5,454
     Amortization                                                         782           782          782
     Changes in assets and liabilities:
       Increase in accrued investment income                           (1,392)       (1,719)      (1,182)
       (Increase) decrease in receivables and reinsurance
         recoverables                                                   2,761       (19,425)       1,674
       Policy acquisition costs deferred                              (31,745)      (40,510)     (28,471)
       Policy acquisition costs amortized                              26,286        24,144       21,994
       (Increase) decrease in income taxes recoverable                  5,518        (4,546)       5,609
       Increase in accrued policy benefits, claim
         reserves, unearned revenues and policyholder funds            32,331         4,574       19,464
       Interest credited to policyholder accounts                      69,494        56,358       43,420
       Increase in outstanding checks in excess of bank balances          805         3,868            -
       (Increase) decrease in other assets and other                      412         1,133       (1,910)
         liabilities, net
       Decrease in net asset of discontinued operations                     -         1,335          678
     Other, net                                                        (1,208)         (179)         423
                                                                       ------          ----          ---
 Net cash provided by operating activities                             125,536        49,842       85,160

INVESTING ACTIVITIES Purchases of investments:
   Securities available-for-sale:
     Fixed maturities                                                (527,172)     (592,373)    (372,680)
     Equity                                                           (17,586)      (12,537)      (5,175)
   Mortgage and policy loans                                         (259,438)     (159,521)    (123,264)
   Other                                                                    -          (269)      (3,316)
Sales, calls or maturities of  investments:  Maturities  and calls of securities available-for-sale:
     Fixed maturities                                                 117,057       108,472      148,436
     Equity                                                                 -         2,031        4,474
   Sales of securities available-for-sale:
     Fixed maturities                                                 238,051       263,650      137,018
     Equity                                                            12,444         6,223        5,614
   Mortgage and policy loans                                           66,934        41,753       77,045
   Real estate                                                          2,194           502        3,437

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                Consolidated Statements of Cash Flows (continued)

                                                                           YEAR ENDED DECEMBER 31
                                                                       1996         1995         1994
                                                                  -----------------------------------------
                                                                               (In Thousands)
INVESTING ACTIVITIES (CONTINUED)
Purchase of property, equipment and software                      $      (290)   $   (2,659)  $   (2,418)
Net (increase) decrease in short-term investments                      36,272        13,264      (58,838)
Proceeds from sale of discontinued operations                             632         5,426       10,593
Distributions from unconsolidated related parties                         718             2           25
                                                                          ---         -----       ------

Net cash used in investing activities                                (330,184)     (326,036)    (179,049)

FINANCING ACTIVITIES
Dividends paid                                                         (5,000)       (8,000)      (8,000)
Additional paid-in capital                                             15,000             -            -
Net proceeds of interest sensitive and investment type contracts      194,648       280,725      101,894
Net proceeds from reverse repurchase borrowing                         35,173             -            -
Retirement of reverse repurchase borrowing                            (35,173)            -            -
                                                                      -------       -------      -------

Net cash provided by financing activities                             204,648       272,725       93,894
                                                                      -------       -------       ------
Net increase (decrease) in cash                                             -        (3,469)           5
Cash at beginning of year                                                   -         3,469        3,464
                                                                      =======         =====        =====

Cash at end of year                                               $         -       $     -     $  3,469
                                                                   ==========        ======      ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 For purposes of the statements
 of cash flows,  Business Men's Assurance
 Company of America considers only cash
 on hand and demand deposits to be cash
Cash paid during the year for:
   Income taxes                                                    $    1,239    $    9,376   $    7,135
   Interest paid on reverse repurchase borrowing                          620             -            -
                                                                          ---          ----         ----

                                                                   $    1,859    $    9,376   $    7,135
                                                                   ==========    ==========   ==========
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES
Real estate acquired through foreclosure                           $    3,033    $    5,156   $    1,525
                                                                   ==========    ==========   ==========

Mortgage loans extended from sale of real estate                  $       -      $       -     $   2,720
                                                                  ============  ============  ==========

Accrual of direct costs of disposal of discontinued operations    $       -      $       -     $   3,631
                                                                  ============  ============  ==========

See accompanying notes.


                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                   Notes to Consolidated Financial Statements

                                December 31, 1996

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly and through reinsurance assumptions, distributed primarily through general agencies. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

INVESTMENTS

The Company adopted  Financial  Accounting  Standards Board (FASB)  Statement of
Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities," as of January 1, 1994, with no effect on income and a $20,469,000 increase in stockholder's equity (net of a $2,475,000 allowance against deferred policy acquisition costs and unearned revenue reserve and net deferred taxes of $11,022,000) to reflect the net unrealized gains on fixed maturity securities classified as available-for-sale that were previously carried at amortized cost.

The Company has designated its entire investment portfolio as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in stockholder's equity and, accordingly, have no effect on net income. The DPAC offsets to the unrealized gains or losses represent valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The   amortized   cost   of   fixed   maturity    investments    classified   as
available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

Real estate is stated at the lower of cost or fair value. At December 31, 1996 and 1995, real estate was carried net of a valuation allowance of $2,344,000 and $3,515,000, respectively. Profit is recognized on real estate sales when down payment, continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

DEFERRED POLICY ACQUISITION COSTS

Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

Deferred  policy   acquisition   costs  are  evaluated  to  determine  that  the
unamortized portion of such costs does not exceed recoverable amounts, after considering anticipated investment income.

RECOGNITION OF INSURANCE PREMIUM REVENUE AND RELATED EXPENSES

For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND CONTRACT VALUES

The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations, using the same assumptions as are used to amortize deferred policy acquisition costs.

Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1996 and 1995 was $40,392,000 and $36,164,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accelerated depreciation and allowance for investment losses.

INTANGIBLE ASSETS

Goodwill of $13,106,000, net of accumulated amortization of $2,542,000 resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1996, 1995 and 1994.

FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:

                                               DECEMBER 31, 1996                 DECEMBER 31, 1995
                                        --------------------------------- --------------------------------
                                            CARRYING          FAIR            CARRYING         FAIR
                                             AMOUNT          VALUE             AMOUNT          VALUE
                                        --------------------------------- --------------------------------
                                                                 (In Thousands)
Fixed maturities (Note 3)                    $1,288,934      $1,288,934        $1,141,017      $1,141,017
Equity securities (Note 3)                       32,350          32,350            22,789          22,789
Mortgage loans                                  704,356         707,915           519,172         550,455
Policy loans                                     65,225          60,735            65,262          60,733
Short-term investments                           39,991          39,991            76,263          76,263
Investment-type insurance
   contracts (Note 4)                         1,097,821       1,078,326           841,954         833,370

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     Off-balance-sheet   instruments:   The  fair  value  for  outstanding  loan
     commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.



                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Mortgage loans and policy loans: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Supplemental contracts without life contingencies: The carrying amounts of supplemental contracts without life contingencies approximate their fair values.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

POSTRETIREMENT BENEFITS

The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service instead of when the benefits are paid. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

IMPAIRMENT OF LOANS

SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

RECLASSIFICATION

Certain amounts for 1995 and 1994 have been reclassified to conform to the current year presentation.

2.  DIVIDEND LIMITATIONS

Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance, if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

As of December 31, 1996 and 1995, the Company's statutory stockholder's equity was $171,240,000 and $155,465,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1996 were as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                             1996             1995             1994
                                                      -----------------------------------------------------
                                                                         (In Thousands)

Net gain from operations                                     $10,898           $8,309           $12,764
Net income                                                    10,381            9,418            13,447


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



3.  INVESTMENT OPERATIONS

The Company's investments in available-for-sale securities are summarized as follows:

                                                                  DECEMBER 31, 1996
                                            ---------------------------------------------------------------
                                                                 GROSS          GROSS
                                               AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                  COST           GAINS          LOSSES          VALUE
                                            ---------------------------------------------------------------
                                                                    (In Thousands)
AVAILABLE-FOR-SALE SECURITIES
Fixed maturities:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                  $   119,125       $  1,571      $    (802)    $   119,894
   Obligations of states and political
     subdivisions                                   40,052            773            (93)         40,732
   Debt securities issued by foreign
     governments                                     4,471            166           (267)          4,370
   Corporate securities                            426,286          6,472         (3,786)        428,972
   Mortgage-backed securities                      687,455          6,031         (8,147)        685,339
   Redeemable preferred stocks                       9,499            157            (29)          9,627
                                                     -----            ---            ---           -----
Total                                            1,286,888         15,170        (13,124)      1,288,934
Equity securities                                   28,644          4,875         (1,169)         32,350
                                                    ------          -----         ------          ------
                                                $1,315,532        $20,045       $(14,293)     $1,321,284
                                                ==========        =======       ========      ==========


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


3.  INVESTMENT OPERATIONS (CONTINUED)

                                                                  DECEMBER 31, 1995
                                            ---------------------------------------------------------------
                                                                 GROSS          GROSS
                                               AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                  COST           GAINS          LOSSES          VALUE
                                            ---------------------------------------------------------------
                                                                    (In Thousands)
AVAILABLE-FOR-SALE SECURITIES
Fixed maturities:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                  $   123,483       $  5,483     $     (84)     $   128,882
   Obligations of states and political
     subdivisions                                   34,480          1,694             -           36,174
   Debt securities issued by foreign
     governments                                     4,243            195             -            4,438
   Corporate securities                            393,852         15,992        (2,205)         407,639
   Mortgage-backed securities                      538,692         13,833        (1,323)         551,202
   Redeemable preferred stocks                      12,606            170           (94)          12,682
                                                    ------            ---           ---           ------
Total                                            1,107,356         37,367        (3,706)       1,141,017
Equity securities                                   21,501          2,293        (1,005)          22,789
                                                    ------          -----        ------           ------
                                                $1,128,857        $39,660       $(4,711)      $1,163,806
                                                ==========        =======       =======       ==========

The amortized cost and estimated fair value of available-for-sale fixed maturity securities at December 31, 1996, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                              DECEMBER 31, 1996
                                                     ------------------------------------
                                                       AMORTIZED COST         FAIR VALUE
                                                     ------------------------------------
                                                               (In Thousands)
AVAILABLE-FOR-SALE SECURITIES
Due in one year or less                                 $     54,645      $     54,700
Due after one year through five years                        209,733           210,833
Due after five years through 10 years                        268,002           269,095
Due after 10 years                                            67,053            68,967
                                                             ------            ------
                                                             599,433           603,595
Mortgage-backed securities                                   687,455           685,339
                                                             -------           -------
Total fixed maturity securities                           $1,286,888        $1,288,934
                                                          ==========        ==========

                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



3.  INVESTMENT OPERATIONS (CONTINUED)

The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                     CARRYING AMOUNT AS OF DECEMBER 31
                                          1996              1995
                                    ------------------------------------
                                              (In Thousands)
State:
   California                             $  68,399        $  62,462
   Texas                                     59,404           41,883
   Arizona                                   51,515           32,460
   Washington                                34,614           30,189
   Missouri                                  34,400           25,328
   Kansas                                    34,069           33,494
   Massachusetts                             33,420           14,503
   Oklahoma                                  32,809           32,506
   Florida                                   30,790           30,440
   Other                                    324,936          215,907
                                            -------          -------
                                           $704,356         $519,172
                                           ========         ========

The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans.

                                                                     1996          1995         1994
                                                                ------------------------------------------
                                                                              (In Thousands)
Impaired mortgage loans                                               $2,516        $5,160        $3,218
Allowance for credit losses                                              691         1,651           922
                                                                         ---         -----           ---
Net recorded investment in impaired loans                             $1,825        $3,509        $2,296
                                                                      ======        ======        ======

Average recorded investment in impaired loans                         $2,667        $2,902        $2,757
                                                                      ======        ======        ======

Interest income on impaired loans                                    $   115       $   403      $     46
                                                                     =======       =======      ========



                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


3.  INVESTMENT OPERATIONS (CONTINUED)

Bonds,  mortgage  loans,   preferred  stocks  and  common  stocks  approximating
$4,200,000 and $9,000,000 were on deposit with regulatory authorities at December 31, 1996 and 1995, respectively.

Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                               1996            1995            1994
                                                          -------------------------------------------------
                                                                           (In Thousands)
Fixed maturities:
   Bonds                                                       $  86,066      $  73,930       $  59,458
   Redeemable preferred stocks                                       814          1,176           2,862

Equity securities:
   Common stocks                                                     579            521             463
   Nonredeemable preferred stocks                                    438            330             531
Mortgage loans on real estate                                     52,973         41,770          37,475
Policy loans                                                       3,953          3,952           3,971
Short-term investments                                             3,016          4,779           2,225
Other                                                                269            340             137
                                                                     ---            ---             ---
                                                                  148,108        126,798         107,122
Less:


   Investment income from discontinued operations                      -            211           2,718
   Investment expenses                                             2,479          1,982           2,310
                                                                   -----          -----           -----
Net investment income from continuing operations

                                                                $145,629       $124,605        $102,094
                                                                ========       ========        ========

                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



3.  INVESTMENT OPERATIONS (CONTINUED)

Realized gains (losses) on available-for-sale securities disposed of during 1996 and 1995 consisted of the following:

                                                           1996              1995              1994
                                                   --------------------------------------------------------
                                                                       (In Thousands)
Available-for-sale:
   Fixed maturity securities:
     Gross realized gains                                  $7,953             $10,246           $6,911
     Gross realized losses                                 (1,622)             (4,388)          (4,118)
   Equity securities:
     Gross realized gains                                   2,001               1,789              329
     Gross realized losses                                      -                (376)            (108)
Other investments                                          (2,426)             (2,981)          (1,695)
                                                           ------              ------           ------
Net realized gains                                         $5,906            $  4,290           $1,319
                                                           ======            ========           ======

Sales of investments in securities available-for-sale in 1996, 1995 and 1994, excluding maturities and calls, resulted in gross realized gains of $9,798,800, $11,887,000 and $5,443,000 and gross realized losses of $1,290,500, $4,564,000 and $3,926,000, respectively.

The net carrying value of non-income-producing investments at December 31, 1996 and 1995, which were non-income-producing during the year, consisted of mortgage loans of $1,293,000 and $1,270,000 and bonds of $1,200,000 and $-0-, respectively.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



4.  INVESTMENT CONTRACTS

The  carrying  amounts  and  fair  values  of  the  Company's   liabilities  for
investment-type insurance contracts (included with future policy benefits and contract account balances in the balance sheet) at December 31 are as follows:

                                                         1996                           1995
                                            ---------------------------------------------------------------
                                                CARRYING         FAIR         CARRYING          FAIR
                                                 AMOUNT          VALUE         AMOUNT          VALUE
                                            ---------------------------------------------------------------
                                                                    (In Thousands)
Guaranteed investment contracts                 $   596,499     $   598,241      $451,809       $461,858
Flexible and single premium
   deferred annuities                               501,322         480,085       390,145        371,512
                                                    -------         -------       -------        -------


Total investment-type insurance contracts        $1,097,821      $1,078,326      $841,954       $833,370
                                                 ==========      ==========      ========       ========

Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5.  COMMITMENTS AND CONTINGENCIES

The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $2,117,000, $2,742,000 and $2,861,000 for the years ended December 31, 1996, 1995 and 1994, respectively. As of December 31, 1996, the minimum future payments under noncancelable operating leases for each of the next five years and in the aggregate subsequent to 2001 are as follows:

1997                                              $1,403,000
1998                                                 881,000
1999                                                 739,000
2000                                                 404,000
2001                                                 276,000
Subsequent to 2001                                   120,000
                                                     =======
Total                                             $3,823,000
                                                  ==========

                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


5.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

Total outstanding commitments to fund mortgage loans were $46,735,000 and $36,620,000 at December 31, 1996 and 1995, respectively.

The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6.  PROPERTY, EQUIPMENT AND SOFTWARE

A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:

                                                        RATE OF
                                                      DEPRECIATION            1996             1995
                                                   ------------------- ------------------------------------
                                                                                 (In Thousands)
Home office building, including land with
   a cost of $425,000                                      2%                 $23,158           $23,155
Other real estate not held-for-sale or
   rental                                                  4%                   1,126             2,044
Less accumulated depreciation                                                 (11,963)          (11,390)
                                                                              -------           -------
                                                                               12,321            13,809

Equipment and software                                   5%-33%                29,010            29,662
Less accumulated depreciation                                                 (22,441)          (20,975)
                                                                              -------           -------
                                                                                6,569             8,687
                                                                                -----             -----
Total property, equipment and software                                        $18,890           $22,496
                                                                              =======           =======


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


7.  FEDERAL INCOME TAXES

Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders, at which time it is taxed at regular corporate rates. The "policyholders' surplus" of the Company approximates $88 million. The Company has no present plan for distributing the amount in "policyholders' surplus." Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $31 million.

Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $219 million, $212 million and $213 million at December 31, 1996, 1995 and 1994, respectively.

The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1996 and 1995 are as follows:

                                                                         1996                 1995
                                                                 ------------------------------------------
Deferred tax liabilities:
   Deferred acquisition costs                                             $27,426              $26,104
   Sale of BMA Corporation stock                                           14,169               14,169
   Unrealized investment gains and losses                                   1,987                8,237
   Other                                                                    5,532                6,164
                                                                            -----                -----
Total deferred tax liability                                               49,114               54,674

Deferred tax assets:

   Reserve for future contractowner benefits                               23,012               25,436
   Accrued expenses                                                         6,636                7,794
   Other                                                                    4,554                4,428
                                                                            -----                -----
Total deferred tax assets                                                  34,202               37,658
                                                                           ======               ======
Net deferred tax liability                                                $14,912              $17,016
                                                                          =======              =======


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


7.  FEDERAL INCOME TAXES (CONTINUED)

The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:

                                                                 1996           1995            1994
                                                            -----------------------------------------------
                                                                            (In Thousands)
Current                                                          $  6,757       $  4,830        $12,744

Deferred:
   Deferred policy acquisition costs                                1,322          4,139             16
   Future policy benefits                                           2,424          4,010            587
   Accrual of discount                                                408            494            497
   Tax on realized gains greater than book                         (1,076)        (1,034)        (2,474)
   Employee benefit plans                                              86           (148)           440
   Other, net                                                         982           (436)            59
                                                                      ---           ----             --
                                                                    4,146          7,025           (875)
                                                                    -----          -----           ----
Total                                                              10,903         11,855         11,869

Less taxes from discontinued operations:

   Current                                                           (149)         1,539          6,858
   Deferred                                                           884          1,813         (2,363)
                                                                      ---          -----         ------
                                                                      735          3,352          4,495
                                                                      ---          -----          -----
Total taxes from continuing operations                            $10,168       $  8,503       $  7,374
                                                                  =======       ========       ========

At December 31, 1994, the Company recorded a $3,000,000 valuation allowance against deferred tax assets resulting from cumulative unrealized losses on available-for-sale securities. The Company did not record any valuation allowances against deferred tax assets at December 31, 1995 or December 31, 1996.

                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



7.  FEDERAL INCOME TAXES (CONTINUED)

Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:

                                                                       1996         1995         1994
                                                                  -----------------------------------------
                                                                               (In Thousands)
Application of statutory rate to earnings before taxes
   on income                                                         $  9,888        $8,375       $7,195
Tax-exempt municipal bond interest and dividends
   received deductions                                                   (291)         (293)        (437)
Other                                                                     571           421          616
                                                                          ---           ---          ---
                                                                      $10,168        $8,503       $7,374
                                                                      =======        ======       ======


8.  BENEFIT PLANS

TRUSTEED EMPLOYEE RETIREMENT PLAN AND JONES & BABSON, INC. PENSION PLAN

The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65, or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1996, approximately $3.0 million of annual benefits were covered by group pension investment contracts issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

The Company's subsidiary, Jones & Babson, Inc., has a pension plan covering substantially all employees. As of January 5, 1995, that plan was merged into the trusteed plan for BMA salaried employees. The benefits for the Jones & Babson, Inc. employees in the merged plan are the same as provided in the previous Jones & Babson, Inc. pension plan.

Employees of the Company's subsidiary, BMA Financial Services, Inc., became eligible to participate in the Company's plan effective January 1, 1995.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


8.  BENEFIT PLANS (CONTINUED)

The following table sets forth the plan's funded status at December 31:

                                                                     1996          1995           1994
                                                                --------------------------------------------
                                                                              (In Thousands)
Actuarial present value of accumulated benefit obligations:
     Vested                                                          $ 45,377      $ 46,983       $ 41,757
     Non-vested                                                         1,296         2,403          2,357
                                                                        -----         -----          -----
Total                                                                $ 46,673      $ 49,386       $ 44,114
                                                                     ========      ========       ========
Projected benefit obligation for service rendered to date
                                                                     $(57,186)     $(57,359)      $(54,385)
Plan assets at fair value                                              79,679        72,926         62,539
                                                                       ------        ------         ------
Plan assets in excess of projected benefit obligation                  22,493        15,567          8,154

Unrecognized  net gain from past  experience  different  from that  assumed  and effects of changes in assumptions
                                                                      (24,732)      (18,717)       (14,380)
Prior service cost not yet recognized in net periodic
   pension cost                                                         2,607         3,161          5,365
Unrecognized net asset at January 1, 1987 being recognized
   over 15 years                                                       (1,471)       (1,765)        (2,058)
                                                                       ------        ------         ------
Accrued pension cost                                                $  (1,103)    $  (1,754)     $  (2,919)
                                                                    =========     =========      =========

Net pension cost included the following components:

   Service cost - benefits earned during the period                 $   1,797     $   1,758      $   2,368
   Interest cost on projected benefit obligation                        4,195         4,089          3,938
   Actual return on plan assets                                        (9,745)      (12,888)          (574)
   Net amortization and deferral                                        3,102         7,019         (5,194)
                                                                        -----         -----         ------
Net pension cost (benefit)                                          $    (651)  $       (22)    $      538
                                                                    =========   ===========     ==========


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)



8.  BENEFIT PLANS (CONTINUED)

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 8% for 1996, 7.5% for 1995 and 8% for 1994 (6.5% for the Jones & Babson plan in 1994), and the rate of increase in future compensation levels used was 5.5% for 1996, 5.0% for 1995 and 5.5% for 1994 (5.26% for the Jones and Babson plan in 1994). The expected long-term rate of return on assets was 8% in 1996, 1995 and 1994 (7.75% for the Jones and Babson plan in 1994).

SUPPLEMENTAL RETIREMENT PROGRAMS AND DEFERRED COMPENSATION PLAN

The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


8.  BENEFIT PLANS (CONTINUED)

The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                                      1996          1995         1994
                                                                 ------------------------------------------
                                                                              (In Thousands)
Actuarial present value of accumulated benefit obligations:
     Vested                                                         $   8,535     $   8,773       $ 6,418
     Non-vested                                                           234           294           188
                                                                          ---           ---           ---
Total                                                               $   8,769     $   9,067       $ 6,606
                                                                    =========     =========       =======

Projected benefit obligation for service rendered to
   date                                                              $(10,178)     $(10,583)      $(8,405)
Unrecognized net loss from past experience different from
   that assumed and effects of changes in assumptions

                                                                        1,319         2,037           160
Prior service cost not yet recognized in net

   periodic pension cost                                                  856         1,034         1,210
Unrecognized net obligation at January 1, 1987
   being recognized over 15 years                                         911         1,093         1,276
Adjustment required to recognize minimum liability                     (1,677)       (2,648)         (870)
                                                                       ------        ------          ----
Accrued pension liability                                           $  (8,769)    $  (9,067)      $(6,629)
                                                                    =========     =========       =======

Net pension cost included the following components:
   Service cost - benefits earned during the period                $      189    $      197      $    178
   Interest cost on projected benefit obligation                          761           651           592
   Net amortization and deferral                                          513           371           367
                                                                          ---           ---           ---
Net pension cost                                                    $   1,463     $   1,219       $ 1,137
                                                                    =========     =========       =======

In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 8% for 1996, 7.5% for 1995 and 8% for 1994. The rate of increase in future compensation levels used was 5.5% for 1996, 5.0% for 1995 and 5.5% for 1994.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


8.  BENEFIT PLANS (CONTINUED)

SAVINGS AND INVESTMENT PLANS

The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts. The Company's matching contributions amounted to $1,284,000 in 1996, $1,336,000 in 1995 and $1,586,000 in 1994. Participants are fully vested in the company match after five years of service.

The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $225,000 in 1996, $420,000 in 1995 and $270,000 in 1994.

DEFINED BENEFIT HEALTH CARE PLAN

In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


8.  BENEFIT PLANS (CONTINUED)

The following table presents the plan's funded status at December 31:

                                                                1996            1995            1994
                                                           ------------------------------------------------
                                                                           (In Thousands)
Accumulated postretirement benefit obligation:
   Retirees                                                       $10,199       $  9,843        $  6,906
   Active plan participants                                         2,054          2,222           3,800
                                                                    -----          -----           -----
                                                                   12,253         12,065          10,706
Plan assets at fair value                                               -              -               -
                                                                  -------         ------          ------
Accumulated postretirement benefit obligation in
   excess of plan assets                                           12,253         12,065          10,706
Unrecognized net gain                                                (125)           464             499
Unrecognized transition obligation                                 (5,199)        (5,526)         (9,202)
Unrecognized prior service costs                                   (4,008)        (4,415)              -
                                                                   ------         ------           ------
Accrued postretirement benefit cost                              $  2,921       $  2,588        $  2,003
                                                                 ========       ========        ========

Net periodic postretirement benefit cost includes the following components:

                                                                       1996         1995         1994
                                                                  -----------------------------------------
                                                                               (In Thousands)
Service cost                                                          $   118       $   153      $   176
Interest cost                                                             867           771          744
Amortization of transition obligation over 20 years                       327           511          511
Amortization of past service costs                                        407             -            -
                                                                         ----          ----        -----
Net periodic postretirement benefit cost                               $1,719        $1,435       $1,431
                                                                       ======        ======       ======


The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) is 4% per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

The   weighted-average   discount  rate  used  in  determining  the  accumulated
postretirement benefit obligation was 7.5% at December 31, 1996, 1995 and 1994.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


8.  BENEFIT PLANS (CONTINUED)

During the year ended December 31, 1994, the Company adopted material plan amendments that resulted in a reduction of the accumulated postretirement benefit obligation of approximately $3,309,000. The most significant amendments were transfer of coverage for Medicare-eligible retirees to a fully insured program provided by another independent insurance company and limitation of the increase of the Company's contribution for other retirees to 4% each year. These changes are considered "negative" plan amendments under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and, accordingly, have been reflected as a reduction of the remaining transition obligation.

During the year ended December 31, 1995, the Company recognized a reduction in the accumulated postretirement benefit obligation of approximately $3,165,000 from a curtailment of the plan due to the disposal of its medical line of business. The decrease in the accumulated postretirement benefit obligation has been directly offset by a reduction of the remaining unrecognized transition obligation. The Company also adopted certain plan amendments during 1995 that resulted in an increase to the accumulated postretirement benefit obligation of approximately $4,415,000 related to prior service rendered by plan participants. This amount has been deferred and will be amortized over the remaining service period of active plan participants.

9.  REINSURANCE

The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                                  1996           1995           1994
                                                             ----------------------------------------------
                                                                            (In Thousands)
Direct                                                            $124,912       $153,476       $223,957
Assumed                                                            116,154        102,212         88,279
Ceded                                                              (38,114)       (77,604)       (29,297)
                                                                   -------        -------        -------
Total net premium                                                  202,952        178,084        282,939
Less net premium from discontinued operations                            -            430        125,065
                                                                    ------            ---        -------
Total net premium from continuing operations                      $202,952       $177,654       $157,874
                                                                  ========       ========       ========


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


9.  REINSURANCE (CONTINUED)

The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy, $750,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1996, the Company had ceded to other life insurance companies individual life insurance in force of approximately $18.3 billion and group life of approximately $588 million. Benefits and reserves ceded to other insurers amounted to $28,132,000, $53,672,000 and $19,088,000 during the years  ended  December  31,  1996,  1995 and 1994,  respectively.  At
December 31, 1996 and 1995, policy reserves ceded to other insurers were $43,573,000 and $41,171,000, respectively. Claim reserves ceded amounted to $14,604,000 and $9,072,000 at December 31, 1996 and 1995, respectively. The
Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

10.  RELATED-PARTY TRANSACTIONS

The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in either 1996 or 1995. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $1,035,000, $1,023,000 and $472,000 during 1996, 1995 and 1994, respectively. The Company ceded no claims during 1996 and 1995 and ceded claims of $300,000 during 1994.

In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $60 million and $137 million in account balances were ceded to Generali in 1996 and 1995, respectively, and Generali loaned such amounts back to the Company. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,344,000 and $136,000 for the years ended December 31, 1996 and 1995, respectively. The Company held a payable to Generali of $972,000 at December 31, 1996 and a receivable from Generali of $6,368,000 at December 31, 1995 related to this agreement.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


11.  STOCKHOLDER'S EQUITY

The components of the balance sheet caption "net unrealized gain (loss) on securities" in stockholder's equity are summarized as follows:

                                                             1996             1995              1994
                                                     ------------------------------------------------------
                                                                        (In Thousands)
Net unrealized gain (loss) on securities:
   Fixed maturities                                          $2,046           $33,661         $(45,797)
   Equity securities                                          3,706             1,288           (2,099)
                                                              -----             -----           ------
Net unrealized gain (loss)                                    5,752            34,949          (47,896)

Adjustment to deferred policy acquisition
   costs                                                        (35)          (13,453)          11,204
Adjustment to unearned revenue reserve                          (44)            2,038           (3,100)
Deferred income taxes                                        (1,987)           (8,237)          10,927
                                                             ------            ------           ------
Net unrealized gain (loss)                                   $3,686           $15,297         $(28,865)
                                                             ======           =======         ========

12.  DISCONTINUED OPERATIONS

In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business is considered to be a discontinued operation at December 31, 1996, 1995 and 1994, and the consolidated financial statements report separately the net assets and operating results of the discontinued operations.

During 1994, the Company entered into an agreement to dispose of the Company's Kansas and Missouri group medical business and sell the Company's wholly-owned HMO, BMA Selectcare. The transaction closed on December 31, 1994. The agreement provided for the full reinsurance of the Company's Kansas and Missouri group medical business through the renewal dates of the related group contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. Accordingly, all related assets and liabilities of this business are reflected in the Company's balance sheet with the net amount of cash paid related to the transfer of the assets and liabilities reflected as "funds held" of $1,990,000 included in other assets in the December 31, 1995 balance sheet. The estimated gain on disposal of this business of $4,526,000, net of income taxes, was recorded in 1994. An additional gain of $661,000, net of tax, was recorded in 1995, reflecting various adjustments to initial estimates.


                  Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


             Notes to Consolidated Financial Statements (continued)


12.  DISCONTINUED OPERATIONS (CONTINUED)

The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business, effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. Accordingly, all related assets and liabilities of this business are reflected in the Company's balance sheet. The estimated gain on disposal of this business of $5,694,000, net of income taxes, was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996, reflecting various adjustments to initial estimates.

A summary of operating results of the discontinued operations for the year ended December 31, 1994 is as follows:

                                                      1994
                                               --------------------
                                                 (In Thousands)

           Premium revenues                           $125,065
           Total revenues                              128,779
           Income before tax                             5,880
           Tax expense                                   2,058
           Net income                                    3,822